EXHIBIT 32.1
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Asia Carbon Industries, Inc., (the ‘‘Company’’) on Form 10-Q for period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), I, Guo Yun Yao, Chief Executive Officer, President, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2011
By:	/s/ Guo Yun Yao
Guo Yun Yao
Chief Executive Officer, President, Secretary and Director
(principal executive officer)